UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22142
Oppenheimer Rochester Intermediate Term Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 9/30/2011

Item 1. Reports to Stockholders.

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

September 30, 2011

Oppenheimer

Rochester Intermediate Term Municipal Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

"If you're looking for guidance about current market conditions and fixed-income strategies, it seems likely that portfolio managers with a long and focused track record in municipal bond investing would have sharper insights than any new media personality."

Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, **OppenheimerFunds/Rochester**

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories
|
Hospital/Healthcare	15.4%
Higher Education	12.5
General Obligation	9.8
Sales Tax Revenue	8.4
Tax Increment Financing (TIFs)	6.4
Municipal Leases	6.0
Electric Utilities	4.7
Tobacco-Master Settlement Agreement	4.2
Gas Utilities	4.0
Highways/Commuter Facilities	4.0
Portfolio holdings are subject to change. Percentages are as of September 30, 2011, and are based on total assets.

Credit Rating Breakdown	NRSRO Only Total

AAA	2.2%
AA	23.6
A	53.3
BBB	16.3
Unrated	4.6

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of September 30, 2011, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.
For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.
12 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during the reporting period ended September 30, 2011, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. In the reporting period ended September 30, 2011, Oppenheimer Rochester Intermediate Term Municipal Fund generated tax-free income that was consistent with the investment goals of its shareholders. The net asset value of this Fund’s Class A shares remained relatively steady during this, its initial reporting period. The cumulative return for Class A shares of Oppenheimer Rochester Intermediate Term Municipal Fund from inception (12/6/10) to September 30, 2011, was 4.92% at net asset value (1.25% with sales charge).
     Oppenheimer Rochester Intermediate Term Municipal Fund generated competitive levels of tax-free income for its shareholders this reporting period. In all, the Fund distributed 24.5 cents per Class A share this reporting period, including a small amount of taxable income. The Fund has booked a short-term capital gain for the fiscal year ended September 30, 2011; this gain will be included in the December 2011 distribution to shareholders.
     The charts on pages 16 to 18 show the Fund’s performance and we believe should be considered in terms of each investor’s long-term financial objectives for tax-free income. We also believe that this Fund’s investments offer structural advantages over the long term for investors who seek to avoid share-price volatility. Further, it is our view that risk-averse investors should appreciate that this Fund delivered higher tax-exempt yields with limited price volatility than many other intermediate-duration, fixed-income investments this reporting period.
     As of September 30, 2011, the hospital/health care sector was the Fund’s largest, representing 15.4% of the Fund’s total assets. Our holdings in this sector consist of securities across the credit spectrum. The sector remained in the news this reporting period as politicians, lobbyists, activists and others argued about the viability of the Affordable Care Act of 2010; the debates have not changed our perspective that our disciplined, security-specific approach to credit research can uncover many potentially advantageous opportunities for the Fund in this and other sectors. The hospital/health care sector was the strongest contributor to the Fund’s total return this reporting period.
     The Fund continued to favor the higher education sector this reporting period, which constituted 12.5% of total assets as of September 30, 2011. The bonds we hold in this sector have regularly provided high levels of tax-free income and, during the reporting period, they contributed positively to the Fund’s total return.
     The Fund’s holdings in municipal bonds issued by utilities represented 12.2% of total assets at the end of this reporting period. It has been our experience that bonds issued by utilities have predictable revenue streams to finance their debt service payments, to the benefit of the Fund. This set of holdings included electric utilities with 4.7% of the Fund’s total assets as of September 30, 2011; gas utilities with 4.0%, and water utilities with 3.5%.
13 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Of these, electric and water utilities contributed favorably to the Fund’s performance this reporting period; the gas utilities sector was the only sector that detracted from Fund performance. In our opinion, the underperformance of this single sector did not have a meaningful impact on the Fund’s total return.
     General obligation debt, which is backed by the full faith and taxing authority of state and local governments, constituted 9.8% of the Fund’s total assets as of September 30, 2011. While many municipalities faced budget challenges this reporting period, elected officials consistently safeguarded the debt service payments on their general obligation bonds. Despite facing some pricing pressure, our holdings had a positive impact on the Fund’s total return this reporting period.
     Similarly, the Fund’s performance was enhanced by its holdings in the sales tax revenue sector, representing 8.4% of the Fund’s total assets. Despite the sluggish economy, bonds in this sector have performed well.
     Tax increment financing (TIF) bonds constituted 6.4% of the Fund’s total assets at the end of the reporting period and contributed positively to the Fund’s total return. Traditionally, this type of financing has been used for urban renewal projects. Increased tax collections as a result of a strengthening economy or inflation typically improve the credit quality of these types of bonds. With the decline in the real estate market, we believe that the tax-free yields in this sector are highly attractive.
     The Fund had invested 6.0% of total assets in the municipal leases sector at the end of this reporting period. As state and local governments seek new ways to improve near-term cash flow, many have turned to leasing assets. The bonds held by this Fund contributed positively to the Fund’s performance this reporting period.
     Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 5.4% of the Fund’s net assets on September 30, 2011. Most of the Fund’s investments in securities issued by Puerto Rico issuers are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.
     The market continues to react favorably to the fiscal improvements that have been championed by first-term governor Luis Fortuño. In a Municipal Forum speech in New York this reporting period, the governor talked about the progress his team has made in reducing the Commonwealth’s structural deficit, encouraging public-private partnerships, focusing on pension reform and reducing spending.
     Also this reporting period, a new president was appointed to lead Puerto Rico’s financing arm, the Government Development Bank (GDB). In an interview with The Bond Buyer, an independent newspaper that covers the industry, Juan Carlos Batlle said his plan was “to maintain the fiscal discipline that the government has been doing over the past two years.” The Commonwealth, its agencies and the GDB retained their investment-grade ratings from Standard & Poor’s, Fitch Ratings and Moody’s Investors Service this reporting period. We are proud to report that our Puerto Rico holdings contributed favorably to the Fund’s total return this reporting period, and we remain confident in the Commonwealth’s ability to collect taxes and make its bond payments.
14 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

     Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 4.2% of the Fund’s total assets as of September 30, 2011.1 As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Even though national credit ratings agencies downgraded some MSA-backed securities this reporting period and a degree of sector volatility ensued, our holdings contributed favorably to Fund performance. Our long-term view of the sector remains bullish, and we are confident that this sector will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will benefit risk-averse Fund investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until September 30, 2011. Performance is measured from the inception date of December 6, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged index that tracks the performance of investment-grade municipal bonds with maturities of between six and eight years. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
1. Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
15 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50% and for Class C shares, the 1% contingent deferred sales charge. There is no sales charge for Class Y shares. See page 19 for further information.
17 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50% and for Class C shares, the 1% contingent deferred sales charge. There is no sales charge for Class Y shares. See page 19 for further information.
18 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This annual report must be preceded or accompanied by the current prospectus of Oppenheimer Rochester® Intermediate Term Municipal Fund. Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 12/6/10. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.
Class C shares of the Fund were first publicly offered on 12/6/10. Unless otherwise noted, Class C returns include the applicable 1% contingent deferred sales charge. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 12/6/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
19 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
20 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	April 1, 2011	September 30, 2011	September 30, 2011

Class A	$1,000.00	$1,056.50	$4.96
Class C	1,000.00	1,052.20	8.99
Class Y	1,000.00	1,057.40	3.82

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,020.26	4.87
Class C	1,000.00	1,016.34	8.83
Class Y	1,000.00	1,021.36	3.76
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 30, 2011 are as follows:

Class	Expense Ratios

Class A	0.96%
Class C	1.74
Class Y	0.74
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
21 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2011

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value

Municipal Bonds and Notes—100.1%
Arizona—1.9%
$20,000	AZ Capital Facilities Finance Corp. (Arizona State University)	6.000%	09/01/2015	10/31/2011	A	$20,010
50,000	AZ Health Facilities Authority (Banner Health System)	5.000	01/01/2022	01/01/2017	A	53,481
35,000	Mesa, AZ IDA (Banner Health System)	5.000	01/01/2019	10/31/2011	A	35,106
140,000	Mohave County, AZ IDA (Mohave Prison)	7.500	05/01/2019	11/27/2017	B	152,664

						261,261

California—28.6%
10,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	A	10,517
25,000	Bay Area, CA Toll Authority (San Francisco Bay Area)	5.000	04/01/2022	04/01/2016	A	28,348
45,000	CA County Tobacco Securitization Agency (TASC)	6.000	06/01/2029	04/14/2015	B	43,760
50,000	CA Dept. of Transportation COP	5.250	03/01/2016	10/31/2011	A	50,192
420,000	CA Educational Facilities Authority (Chapman University)[1]	5.000	04/01/2025	04/01/2021	A	446,951
75,000	CA GO	5.000	09/01/2019	09/01/2016	A	82,706
15,000	CA GO	5.500	03/01/2012	10/31/2011	A	15,064
10,000	CA GO	5.500	03/01/2012	03/01/2012		10,211
5,000	CA GO	6.000	08/01/2012	02/01/2012	A	5,093
5,000	CA GO	6.000	08/01/2020	02/01/2012	A	5,075
300,000	CA GO	6.500	04/01/2033	04/01/2019	A	353,949
200,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000	06/01/2021	10/31/2011	A	200,070
85,000	CA Health Facilities Financing Authority (CHW/CMF Obligated Group)	5.125	07/01/2022	03/26/2014	A	90,056
125,000	CA Public Works (California Community Colleges)	5.500	06/01/2022	06/01/2014	A	130,114
90,000	CA Public Works (California State University)	5.400	12/01/2016	10/31/2011	A	90,228
50,000	CA Public Works (California State University)	5.500	09/01/2015	10/31/2011	A	50,147
125,000	CA Public Works (Dept. of Mental Health)	5.500	06/01/2020	06/01/2014	A	134,628
45,000	CA Public Works (Various Community Colleges)	5.625	03/01/2016	10/31/2011	A	45,126
50,000	CA Public Works (Various Community Colleges)	5.625	03/01/2019	10/31/2011	A	50,141
50,000	CA Public Works (Various State Universities)	5.250	12/01/2013	10/31/2011	A	50,174
250,000	CA Statewide CDA (Memorial Health Services/Long Beach Memorial Medical Center Obligated Group)	5.500	10/01/2033	04/01/2013	A	252,130
22 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value

California Continued
$25,000	Carson, CA Redevel. Agency Tax Allocation	5.250%	10/01/2022	10/01/2013	A	$25,259
25,000	Central CA Unified School District COP	5.000	08/01/2022	08/01/2017	A	27,319
10,000	Corona, CA COP	5.500	08/01/2015	10/31/2011	A	10,030
100,000	El Centro, CA Financing Authority (El Centro Redevel.)	6.625	11/01/2025	05/01/2021	A	107,902
20,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 17	5.000	09/01/2019	09/01/2016	A	20,641
25,000	Los Angeles, CA State Building Authority	5.500	10/01/2016	10/31/2011	A	25,068
250,000	Madera, CA Irrigation Financing Authority	5.750	01/01/2026	01/01/2020	A	260,215
100,000	Monrovia, CA Redevel. Agency Tax Allocation (Central Redevel. Project Area No. 1)	6.500	05/01/2026	05/01/2021	A	107,175
190,000	Palm Desert, CA Financing Authority	5.000	04/01/2019	04/01/2014	A	191,822
100,000	Rancho Cucamonga, CA Community Facilities District Special Tax No. 2004-1	5.100	09/01/2017	09/01/2016	A	101,911
50,000	Riverside County, CA Asset Leasing Corp. (Riverside County Hospital)	5.700	06/01/2016	06/01/2012	A	51,703
70,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel.)	5.000	10/01/2021	10/01/2016	A	70,740
100,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	5.750	10/01/2020	10/01/2020		105,014
200,000	San Diego, CA Public Facilities Financing Authority (Ballpark)	5.250	02/15/2021	02/15/2017	A	214,906
25,000	San Juan, CA Unified School District	5.000	08/01/2020	08/01/2015	A	26,997
85,000	San Mateo, CA (Library Improvement)	5.625	08/01/2030	10/31/2011	A	85,306
200,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.250	06/01/2019	12/01/2011	A	200,436
50,000	Saugus, CA Union School District Community Facilities District No. 2006	6.250	09/01/2027	09/01/2020	A	51,093

						3,828,217

Colorado—0.1%
10,000	CO Health Facilities Authority (Evangelical Lutheran Good Samaritan Society)	6.800	12/01/2020	12/01/2011	A	10,224

Connecticut—2.3%
50,000	CT H&EFA (Bridgeport Hospital)	6.625	07/01/2018	10/31/2011	A	50,403
250,000	CT H&EFA (University of Hartford)	5.500	07/01/2022	07/01/2012	A	254,135

						304,538

District of Columbia—0.8%
100,000	District of Columbia Ballpark	5.000	02/01/2022	02/01/2016	A	103,968
23 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value

Florida—4.3%
$25,000	Dade County, FL GO (Seaport)	5.500%	10/01/2026	10/31/2011	A	$25,075
75,000	FL Municipal Loan Council	5.250	12/01/2019	12/01/2013	A	78,203
50,000	FL State Board of Education	5.250	01/01/2020	01/01/2013	A	52,811
100,000	Hillsborough County, FL Community Investment Tax	5.000	11/01/2025	11/01/2013	A	107,059
25,000	Jacksonville, FL Capital Improvement (Gator Bowl)	5.250	10/01/2017	10/31/2011	A	25,086
70,000	Lee County, FL Transportation Facility	5.500	10/01/2014	10/31/2011	A	70,270
40,000	Lee County, FL Transportation Facility	5.500	10/01/2016	10/31/2011	A	40,147
10,000	Miami-Dade County, FL Aviation (Miami International Airport)	5.750	10/01/2024	10/31/2011	A	10,087
10,000	Palm Beach County, FL Health Facilities Authority (Jupiter Medical Center)	5.250	08/01/2013	10/31/2011	A	10,031
65,000	Pinellas County, FL Educational Facilities Authority (Barry University)	6.250	10/01/2015	10/01/2011	A	65,011
25,000	St. Johns County, FL IDA (World Golf Foundation)	5.500	03/01/2017	10/31/2011	A	25,048
65,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)	6.000	12/01/2015	10/31/2011	A	65,177

						574,005

Illinois—5.9%
60,000	Chicago, IL Midway Airport, Series B	5.375	01/01/2016	01/01/2012	A	60,586
200,000	Chicago, IL Public Building Commission (Chicago School Reform)	5.250	12/01/2016	12/01/2016		225,238
20,000	Cook County, IL GO	5.250	11/15/2020	11/15/2012	A	20,493
25,000	IL Devel. Finance Authority Pollution Control (Amerencips)	5.500	03/01/2014	10/31/2011	A	25,008
150,000	IL Finance Authority (ABHS/ABMC/AVM/AVT/ABSJ Obligated Group)	5.250	01/01/2022	04/14/2018	A	161,991
15,000	IL Finance Authority (CF/TCFH/CaHC/CaRC Obligated Group)	5.250	02/15/2019	02/15/2014	A	15,638
200,000	IL GO	5.000	06/01/2020	06/01/2013	A	208,414
35,000	IL Sales Tax	5.375	06/15/2015	10/31/2011	A	35,119
35,000	Northern IL Municipal Power Agency (Prarie Street)	5.000	01/01/2019	01/01/2018	A	38,784

						791,271

Indiana—1.2%
90,000	Delaware County, IN Redevel. District	6.875	02/01/2018	10/31/2011	A	90,156
75,000	Monroe County, IN Hospital Authority (Bloomington Hospital/Continuing Care Obligated Group)	6.000	05/01/2029	11/01/2011	A	75,101

						165,257
24 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value

Louisiana—1.8%
$235,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)	5.500%	07/15/2018	10/31/2011	A	$235,261

Maryland—2.0%
250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.125	09/01/2030	03/01/2021	A	262,075

Massachusetts—1.1%
15,000	MA H&EFA (University of Massachusetts)	5.125	10/01/2021	10/31/2011	A	15,025
135,000	MA Industrial Finance Agency (Avon Associates)	5.375	04/01/2020	10/30/2011	A	135,171

						150,196

Michigan—4.8%
100,000	Detroit, MI GO	5.375	04/01/2015	10/31/2011	A	100,055
50,000	Detroit, MI Wayne County Stadium Authority	5.500	02/01/2017	10/31/2011	A	50,111
400,000	MI Hospital Finance Authority (OUH/OHP/OHS Obligated Group)	6.000	04/01/2022	04/01/2013	A	421,484
25,000	MI Hsg. Devel. Authority (Charter Square)	5.500	01/15/2021	10/31/2011	A	25,035
40,000	MI Municipal Bond Authority	6.000	11/01/2020	11/01/2011	A	40,074

						636,759

Missouri—1.6%
10,000	MO Environmental Improvement & Energy Resources Authority	5.900	01/01/2019	10/31/2011	A	10,045
145,000	MO Environmental Improvement & Energy Resources Authority	7.200	07/01/2016	10/31/2011	A	151,864
50,000	MO Monarch-Chesterfield Levee District	5.750	03/01/2019	10/31/2011	A	50,178

						212,087

Nebraska—0.7%
100,000	Grand Island, NE Electric	5.125	08/15/2016	10/31/2011	A	100,377

New Hampshire—0.7%
90,000	NH HE&HFA (Cheshire Medical Center)	5.125	07/01/2018	10/31/2011	A	90,145

New Jersey—7.0%
105,000	Hudson County, NJ Improvement Authority (North Hudson Regional Fire & Rescue)	5.625	09/01/2019	10/31/2011	A	105,113
50,000	NJ EDA (University of Medicine and Dentistry of New Jersey)	5.750	06/01/2017	10/31/2011	A	50,104
500,000	NJ Health Care Facilities Financing Authority (Meridian Hospitals Corp./Ocean Nursing Pavilion Obligated Group)	5.250	07/01/2029	10/31/2011	A	500,310
10,000	NJ Health Care Facilities Financing Authority (Ocean Nursing Pavilion/Meridian Hospitals Corp.)	5.250	07/01/2019	10/31/2011	A	10,018
250,000	NJ Transportation Trust Fund Authority	5.000	06/15/2027	06/15/2021	A	270,040

						935,585
25 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value

New York—7.9%
$100,000	L.I., NY Power Authority	5.000%	04/01/2023	04/01/2019	A	$111,112
250,000	L.I., NY Power Authority, Series A	5.125	09/01/2029	10/31/2011	A	250,368
150,000	NYC GO	5.250	09/01/2022	09/01/2018	A	173,940
250,000	NYC IDA (New York Institute of Technology)	5.250	03/01/2018	03/01/2013	A	257,768
15,000	NYC Trust for Cultural Resources (Museum of Modern Art)	5.500	01/01/2016	10/31/2011	A	15,300
20,000	NYS DA (Special Act School Districts)	5.250	07/01/2012	10/31/2011	A	20,077
10,000	NYS HFA (Hospital & Nursing Home)	5.150	11/01/2016	10/31/2011	A	10,046
10,000	NYS Municipal Bond Bank Agency (Buffalo)	5.000	05/15/2016	10/31/2011	A	10,029
200,000	Port Authority NY/NJ (JFK International Air Terminal)	6.500	12/01/2028	12/01/2015	A	210,686

						1,059,326

North Carolina—0.5%
20,000	NC Eastern Municipal Power Agency, Series B	5.500	01/01/2017	10/31/2011	A	20,057
50,000	NC Eastern Municipal Power Agency, Series B	5.500	01/01/2021	10/31/2011	A	50,101

						70,158

Ohio—2.7%
50,000	Akron, OH Waterworks	5.625	12/01/2020	10/31/2011	A	50,069
10,000	Cuyahoga County, OH Hospital (Metro Health System)	5.125	02/15/2013	10/31/2011	A	10,030
200,000	Hamilton County, OH Sales Tax	5.000	12/01/2020	12/01/2016	A	217,754
50,000	Lorain County, OH Health Care Facilities (Kendal at Oberlin)	5.375	02/01/2012	10/31/2011	A	50,113
30,000	Portsmouth, OH	5.200	09/01/2014	10/31/2011	A	30,387

						358,353

Oklahoma—0.7%
95,000	McAlester, OK Public Works Authority	5.750	02/01/2020	02/01/2012	A	100,257

Oregon—0.2%
10,000	OR Bond Bank (Economic Devel. Dept.)	5.250	01/01/2021	10/31/2011	A	10,033
15,000	OR Bond Bank (Economic Devel. Dept.)	5.400	01/01/2018	10/31/2011	A	15,051

						25,084

Pennsylvania—2.0%
50,000	Allegheny County, PA HEBA (Carlow University)	4.500	11/01/2016	11/01/2016		50,451
15,000	Beaver County, PA Hospital Authority (Heritage Valley Health System)	5.000	05/15/2018	10/31/2011	A	15,031
200,000	Delaware River Port Authority PA/NJ	5.625	01/01/2026	10/31/2011	A	200,290

						265,772

Rhode Island—1.0%
50,000	Providence, RI Public Building Authority, Series B	5.375	12/15/2016	10/31/2011	A	50,085
35,000	RI Clean Water Protection Finance Agency	5.125	10/01/2019	04/01/2012	A	35,775
26 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value

Rhode Island Continued
$50,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.500%	05/15/2016	10/31/2011	A	$50,130

						135,990
South Carolina—0.1%
10,000	Greenwood County, SC Hospital (Self Regional Healthcare)	5.500	10/01/2021	10/31/2011	A	10,015

South Dakota—4.4%
535,000	SD Educational Enhancement Funding Corp. Tobacco Settlement	6.500	06/01/2032	06/01/2012	A	545,850
45,000	SD H&EFA (AM/ASL/AQP Obligated Group)	5.250	07/01/2022	07/01/2012	A	45,908

						591,758

Tennessee—2.2%
300,000	TN Energy Acquisition Gas Corp.	5.250	09/01/2020	09/01/2020		299,307

Texas—5.1%
200,000	Corpus Christi, TX Business & Job Devel. Corp. (Seawall)	5.375	03/01/2019	10/31/2011	A	200,610
50,000	Newark, TX Cultural Education Facilities Finance Corp.	7.250	08/15/2021	09/29/2017	A	51,670
5,000	TX Lower Colorado River Authority	5.875	05/15/2016	10/31/2011	A	5,021
250,000	TX Municipal Gas Acquisition & Supply Corp.	5.625	12/15/2017	05/08/2015	B	265,060
150,000	TX Public Finance Authority (Texas Southern University)	5.500	05/01/2018	05/01/2018		156,464

						678,825

U.S. Possessions—5.4%
45,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2019	07/01/2013	A	47,559
70,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	10/31/2011	A	70,199
170,000	Puerto Rico Public Buildings Authority	5.250	07/01/2017	07/01/2017		184,632
390,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	08/01/2019	A	415,112

						717,502

Utah—0.4%
60,000	Emery County, UT Pollution Control (Pacificorp)	5.650	11/01/2023	11/01/2011	A	60,088

Vermont—1.1%
150,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2023	10/31/2011	A	150,060

Washington—1.6%
125,000	Ocean Shores, WA GO	5.500	12/01/2017	06/01/2012	A	128,365
45,000	University Place, WA	5.000	12/01/2021	12/01/2011	A	45,169
27 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value

Washington Continued
$40,000	WA Health Care Facilities Authority (Swedish Health System)	5.125%	11/15/2022	10/31/2011	A	$40,038

						213,572

Total Investments, at Value (Cost $13,192,677)—100.1%						13,397,293

Liabilities in Excess of Other Assets—(0.1)						(18,992)

Net Assets—100.0%						$13,378,301

Footnotes to Statement of Investments

*	Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A.	Optional call date; corresponds to the most conservative yield calculation.

B.	Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

1.	When-issued security or delayed delivery to be delivered and settled after September 30, 2011. See Note 1 of the accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2011 based on valuation input level:

		Level 2—
	Level 1—	Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$—	$261,261	$—	$261,261
California	—	3,828,217	—	3,828,217
Colorado	—	10,224	—	10,224
Connecticut	—	304,538	—	304,538
District of Columbia	—	103,968	—	103,968
Florida	—	574,005	—	574,005
Illinois	—	791,271	—	791,271
Indiana	—	165,257	—	165,257
Louisiana	—	235,261	—	235,261
Maryland	—	262,075	—	262,075
Massachusetts	—	150,196	—	150,196
Michigan	—	636,759	—	636,759
Missouri	—	212,087	—	212,087
28 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

		Level 2—
	Level 1—	Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value

Nebraska	$—	$100,377	$—	$100,377
New Hampshire	—	90,145	—	90,145
New Jersey	—	935,585	—	935,585
New York	—	1,059,326	—	1,059,326
North Carolina	—	70,158	—	70,158
Ohio	—	358,353	—	358,353
Oklahoma	—	100,257	—	100,257
Oregon	—	25,084	—	25,084
Pennsylvania	—	265,772	—	265,772
Rhode Island	—	135,990	—	135,990
South Carolina	—	10,015	—	10,015
South Dakota	—	591,758	—	591,758
Tennessee	—	299,307	—	299,307
Texas	—	678,825	—	678,825
U.S. Possessions	—	717,502	—	717,502
Utah	—	60,088	—	60,088
Vermont	—	150,060	—	150,060
Washington	—	213,572	—	213,572

Total Assets	$—	$13,397,293	$—	$13,397,293

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

ABHS	Alexian Brothers Health System	HE&HFA	Higher Education and Health Facilities
ABMC	Alexian Brothers Medical Center		Authority
ABSJ	Alexian Brothers of San Jose	HEBA	Higher Education Building Authority
AM	Avera McKennan	HFA	Housing Finance Agency
AQP	Avera Queen of Peace	IDA	Industrial Devel. Agency
ASL	Avera St. Lukes	JFK	John Fitzgerald Kennedy
AVM	Alexian Village of Milwaukee	L.I.	Long Island
AVT	Alexian Village of Tennessee	NY/NJ	New York/New Jersey
CDA	Communities Devel. Authority	NYC	New York City
CF	Carle Foundation	NYS	New York State
CHW	Catholic Healthcare West	OHP	Oakwood Health Promotions
CMF	CHW Medical Foundation	OHS	Oakwood Healthcare System
COP	Certificates of Participation	OUH	Oakwood United Hospitals
CaHC	Carle Health Care	PA/NJ	Pennsylvania/New Jersey
CaRC	Carle Retirement Centers	RIH	Rhode Island Hospital
DA	Dormitory Authority	TASC	Tobacco Settlement Asset-Backed Bonds
EDA	Economic Devel. Authority	TCFH	The Carle Foundation Hospital
GO	General Obligation	TMH	The Miriam Hospital
H&EFA	Health and Educational Facilities Authority
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2011

Assets
Investments, at value (cost $13,192,677)—see accompanying statement of investments	$13,397,293
Cash	339,917
Receivables and other assets:
Interest	202,289
Shares of beneficial interest sold	78,283
Other	3,529

Total assets	14,021,311

Liabilities
Payables and other liabilities:
Investments purchased (including $451,189 purchased on a when-issued or
delayed delivery basis)	603,787
Shareholder communications	6,037
Dividends	3,714
Distribution and service plan fees	2,495
Transfer and shareholder servicing agent fees	259
Trustees’ compensation	33
Other	26,685

Total liabilities	643,010

Net Assets	$13,378,301

Composition of Net Assets
Par value of shares of beneficial interest	$1,070
Additional paid-in capital	13,095,719
Accumulated net investment income	52,128
Accumulated net realized gain on investments	24,768
Net unrealized appreciation on investments	204,616

Net Assets	$13,378,301

30 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $12,131,882 and 970,034 shares of beneficial interest outstanding)	$12.51
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$12.96

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,005,153 and 80,454 shares of beneficial interest outstanding)	$12.49

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $241,266 and 19,285 shares of beneficial interest outstanding)	$12.51
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Period Ended September 30, 20111

Investment Income
Interest	$278,722

Expenses
Management fees	38,794
Distribution and service plan fees:
Class A	5,511
Class C	3,394
Transfer and shareholder servicing agent fees:
Class A	881
Class C	430
Class Y	148
Shareholder communications:
Class A	9,896
Class C	5,240
Class Y	2,010
Legal, auditing and other professional fees	34,949
Administration service fees	1,500
Borrowing fees	380
Custodian fees and expenses	139
Trustees’ compensation	85
Other	1,907

Total expenses	105,264
Less waivers and reimbursements of expenses	(40,675)

Net expenses	64,589

Net Investment Income	214,133

Realized and Unrealized Gain
Net realized gain on investments	27,218
Net change in unrealized appreciation/depreciation on investments	204,616

Net Increase in Net Assets Resulting from Operations	$445,967

1.	For the period from December 6, 2010 (commencement of operations) to September 30, 2011.
See accompanying Notes to Financial Statements.
32 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

Period
Ended
September 30,
2011[1]

Operations
Net investment income	$214,133
Net realized gain	27,218
Net change in unrealized appreciation/depreciation	204,616

Net increase in net assets resulting from operations	445,967

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(155,674)
Class C	(6,881)
Class Y	(3,638)

(166,193)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	11,780,097
Class C	985,223
Class Y	231,207

12,996,527

Net Assets
Total increase	13,276,301
Beginning of period	102,000 [2]

End of period (including accumulated net investment income of $52,128 for the period ended September 30, 2011)	$13,378,301

1.	For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

2.	Reflects the value of the Manager’s initial seed money invested on November 17, 2010.
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Period
Ended
September 30,
Class A	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$12.17
Income (loss) from investment operations:
Net investment income[2]	.33
Net realized and unrealized gain	.26

Total from investment operations	.59
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)
Net asset value, end of period	$12.51

Total Return, at Net Asset Value[3]	4.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,132
Average net assets (in thousands)	$7,370
Ratios to average net assets:[4]
Net investment income	3.32%
Expenses excluding interest and fees from borrowings	1.46%
Interest and fees from borrowings	0.01%

Total expenses	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%
Portfolio turnover rate	84%

1.	For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Period
Ended
September 30,
Class C	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$12.17
Income (loss) from investment operations:
Net investment income[2]	.26
Net realized and unrealized gain	.23

Total from investment operations	.49
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.17)
Net asset value, end of period	$12.49

Total Return, at Net Asset Value[3]	4.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,005
Average net assets (in thousands)	$418
Ratios to average net assets:[4]
Net investment income	2.61%
Expenses excluding interest and fees from borrowings	3.74%
Interest and fees from borrowings	0.01%

Total expenses	3.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.74%
Portfolio turnover rate	84%

1.	For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
35 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Period
Ended
September 30,
Class Y	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$12.17
Income (loss) from investment operations:
Net investment income[2]	.37
Net realized and unrealized gain	.23

Total from investment operations	.60
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)
Net asset value, end of period	$12.51

Total Return, at Net Asset Value[3]	5.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$241
Average net assets (in thousands)	$149
Ratios to average net assets:[4]
Net investment income	3.65%
Expenses excluding interest and fees from borrowings	2.78%
Interest and fees from borrowings	0.01%

Total expenses	2.79%
Expenses after payments, waivers and/or reimbursements and
reduction to custodian expenses	0.74%
Portfolio turnover rate	84%

1.	For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Intermediate Term Municipal Fund (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek current interest income exempt from federal individual income tax. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Fund commenced operations December 6, 2010. As of September 30, 2011, approximately 39% of the Fund’s total shares outstanding were owned by the Manager and its affiliates.
     The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to
37 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
38 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of September 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$451,189
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
39 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Net Unrealized
Appreciation
Based on Cost of
Securities and Other
Undistributed	Undistributed	Accumulated	Investments for
Net Investment	Long-Term	Loss	Federal Income
Income	Gain	Carryforward[1]	Tax Purposes

$80,614	$—	$—	$204,616

1.	During the fiscal year ended September 30, 2011, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Increase to	Reduction to Accumulated
	Accumulated	Net Realized
Reduction to	Net Investment	Gain on
Paid-in Capital	Income	Investments[2]

$1,738	$4,188	$2,450

2.	$2,450 was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the period ended September 30, 2011 was as follows:

Period Ended
September 30, 2011

Distributions paid from:
Exempt-interest dividends	$166,193
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$13,192,677

Gross unrealized appreciation	$213,221
Gross unrealized depreciation	(8,605)

Net unrealized appreciation	$204,616

40 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
41 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended September 31, 2011[1,2]
	Shares	Amount

Class A
Sold	1,001,923	$12,272,361
Dividends and/or distributions reinvested	2,854	35,281
Redeemed	(42,960)	(527,545)

Net increase	961,817	$11,780,097

Class C
Sold	92,237	$1,129,019
Dividends and/or distributions reinvested	334	4,138
Redeemed	(12,199)	(147,934)

Net increase	80,372	$985,223

Class Y
Sold	35,563	$434,268
Dividends and/or distributions reinvested	205	2,545
Redeemed	(16,565)	(205,606)

Net increase	19,203	$231,207

1.	For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

2.	The Fund sold 8,217 shares of Class A at a value of $100,000 and 82 shares each of Class C and Class Y at a value of $1,000, respectively, to the Manager upon seeding of the Fund on November 17, 2010. These amounts are not reflected in the table above.
42 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the period ended September 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$11,751,309	$4,242,021
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the period ended September 30, 2011, the Fund paid $1,200 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
43 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plan for Class C. The Fund has adopted Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the plan. If the Class C plan is terminated by the Fund or by the shareholders of this class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plan at September 30, 2011 were as follows:

Class C	$2,342
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C
	Class A	Contingent	Contingent
	Front-End	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by
Period Ended	Distributor	Distributor	Distributor

September 30, 2011	$12,868	$—	$—
Waivers and Reimbursements of Expenses. The Manager has voluntary agreed to waive fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings, will not exceed 0.95% of average annual net assets for Class A shares, 1.73% of average annual net assets for Class C shares and 0.73% of average annual net assets for Class Y shares. During the period ended September 30, 2011, the Manager reimbursed $31,261, $6,907 and $2,507 for Class A, Class C and Class Y shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
44 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1818% as of September 30, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the period ended September 30, 2011 equal 0.01% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
Details of the borrowings for the period ended September 30, 2011 are as follows:

Average Daily Loan Balance	$—
Average Daily Interest Rate	—%
Fees Paid	$425
Interest Paid	$—
During the period ended September 30, 2011, the Fund had no borrowings outstanding.
6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”).
45 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders and final judgments approving the settlements as fair, reasonable and adequate. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits
46 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
47 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Intermediate Term Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Intermediate Term Municipal Fund, including the statement of investments, as of September 30, 2011, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 6, 2010 (commencement of operations) to September 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Intermediate Term Municipal Fund as of September 30, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period from December 6, 2010 (commencement of operations) to September 30, 2011, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 18, 2011
48 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

CREDIT ALLOCATION Unaudited
This table provides further information regarding the “Unrated” securities category shown in the “Credit Allocation-Credit Rating Breakdown” table located earlier in this report. The third column below titled “Unrated by a NRSRO; Internally Rated by the Manager” shows the credit allocation of Unrated securities as determined by the Fund’s investment adviser, OppenheimerFunds, Inc. (the “Manager”). These internally rated securities are not rated by any nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s.
     The Manager determines the credit allocation of these securities using its own credit analysis to assign ratings using a rating scale or categories similar to that used by S&P. The Manager is not required to, and does not attempt to, employ the same credit analysis process, procedures or methodologies used by S&P or any other NRSRO in assigning a credit rating to an Unrated security. There can be no assurance, nor is it intended, that the Manager’s credit analysis process is consistent or comparable with the credit analysis process that would be used by S&P or any other NRSRO if it were to rate the same security. Securities rated investment-grade or above by the Manager may or may not be the equivalent to an investment grade or above rating assigned by an NRSRO. More information about the Manager’s internal credit analysis process for Unrated (or internally-rated) securities and securities ratings is contained in the Fund’s Prospectus and Statement of Additional Information.
     The second column below titled “NRSRO-Rated” shows the ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For securities rated by an NRSRO other than S&P, the Manager converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used.
     The credit allocations below are as of September 30, 2011 and are subject to change. The percentages are based on total assets and the market value of the Fund’s securities as of September 30, 2011 and are subject to change; market value does not include cash. AAA, AA, A, and BBB are investment-grade ratings.

		Unrated by a NRSRO;
		Internally Rated
	NRSRO-Rated	by the Manager	Total

AAA	2.2%	0.0%	2.2%
AA	23.6	0.0	23.6
A	53.3	1.8	55.1
BBB	16.3	2.8	19.1

Total	95.4%	4.6%	100.0%
49 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended September 30, 2011 are eligible for the corporate dividend-received deduction. 100% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
50 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
51 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2008) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2008) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment manage-ment company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
52 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
Matthew P. Fink, Trustee (since 2008) Age: 70	Trustee of the Committee for Economic Development (policy research founda-tion) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfo-lios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2008) Age: 72	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2008) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2008) Age: 59	Board Member of Pulitzer center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of
53 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
Mary Ann Tynan, Continued	Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2008) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996- 2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environ-mental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2008) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefi- nite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., President and Principal Executive Officer and Trustee (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson
54 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
William F. Glavin, Jr., Continued	Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gabinet and Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefi-nite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2008) Age: 47	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (April 2001-June 2007) and a Portfolio Manager with the Manager (1999-2001). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2008) Age: 39	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2008) Age: 38	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (2002- 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2008) Age: 35	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006-June 2009). Research Analyst of the Manager (June 2003-September 2006) and a Credit Analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2008) Age: 35	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-January 2011). Research Analyst of the Manager (April 2006- December 2007) and a Credit Analyst of the Manager (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
55 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
Richard A. Stein, Vice President (since 2008) Age: 53	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Manager (since May 2011) and a Vice President of the Manager (1997-May 2011); headed Rochester’s Credit Analysis team (since 1993).

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2008) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2008) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 63	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002 -December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation
56 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
Robert G. Zack, Continued	(December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001- December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001- December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
57 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND
A Series of Oppenheimer Municipal Fund

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©2011 OppenheimerFunds, Inc. All rights reserved.
58 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
59 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
60 | OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The registrant has an inception date of 12/10/2010. The principal accountant for the audit of the registrant’s annual financial statements billed $26,000 in fiscal 2011.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,619 in fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed $153,900 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, professional services for FIN 45 and capital accumulation plan.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,800 in fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2)	100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $158,319 in fiscal 2011in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.
(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee

3.	evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
4.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
5.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
6.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Rochester Intermediate Term Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/9/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/9/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 11/9/2011